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                                                                  EXHIBIT 10(FF)

                                FIRST USA. INC.
                                     1994
                             RESTRICTED STOCK PLAN
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     1   Purpose. The First USA. Inc. 1994 Restricted Stock Plan (the "Plan") is
intended to provide an incentive to officers and key employees of First USA, Inc., a Delaware corporation and its subsidiaries (collectively, the "Company"), important to the success of the Company as determined by a committee consisting of two or more members of the Board of Directors of the Company, as appointed pursuant to Section 3 hereof, to remain in the employ of the Company, to reinforce corporate, organizational and business-development goals, to promote the achievement of long-range financial and other business objectives, and to increase their efforts for the success of the Company by offering them an opportunity to increase their proprietary interest in the Company, through the grant of restricted stock (the "Restricted Stock"). Consistent with these objectives, the Plan authorizes the granting of Restricted Stock.

     2.  Definitions

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee of the Board as described in
     Section 3 hereof.

         (d) "Company" shall mean, collectively, First USA, Inc. and its subsidiaries.

         (e) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (g) "Executive Officer" shall mean an officer of the Company who is an "executive officer" within the meaning of Rule 3b-7 promulgated under the Exchange Act.

         (h) "Grantee" shall mean the individual who has been awarded Restricted Stock under the plan.

         (i) "Operating Earnings Per Share" shall mean net earnings of the Company for each fiscal year in a Performance Period determined in accordance with generally accepted accounting principles and reported in the Company's audited financial statements for such fiscal year.

         (j) "Performance Goal" shall mean the criteria and objectives. determined by the Committee, which must be met during the applicable Performance Period as a condition of the Grantee's receipt of payment with respect to an Award. Performance Goals may include any or ail of the following: (i) attainment of an amount of cumulative Consolidated Net Earnings during a Performance Period; (ii) attainment of a percentage of Return on Equity for a Performance Period; (iii) attainment of amounts of Operating Earnings Per Share of the Company; (iv) increases in the market price of Stock or levels of total return to shareholders during the Performance Period; (v) attainment of a percentage increase in earnings per share of Stock during the Performance Period; (vi) attainment of goals established based on

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     the financial performance of individual subsidiaries or business segments of the Company relating to increases in total revenues, operating expenses or pre-tax operating earnings. With respect to Grantees who are not Executive Officers, Performance Goals shall also include such personal performance goals as the Committee shall, from time to time, establish.

         (k) "Performance Period" shall mean a period of five consecutive years or such other period (which in no case may be less than one year) as may be determined by the Committee.

         (l) "Plan" shall mean the First USA, Inc. 1994 Restricted Stock Plan.

         (m) "Restricted Stock" shall mean restricted stock granted pursuant to the terms of the Plan.

         (n) "Restricted Stock Agreement" shall mean the written agreement between the Company and the Grantee evidencing a grant of Restricted Stock under the Plan.

         (o) "Return on Equity" shall mean, for each fiscal year, the quotient obtained by dividing (i) Consolidated Net Earnings for a fiscal year by
     (ii) the average of common shareholders' equity of the Company as of the beginning and the end of such fiscal year.

         (p) "Rule 16b-3", shall mean Rule 16b-3 under the Exchange Act.

         (q) "Stock" shall mean shares of Common Stock, par value S.01 per share, of the Company.

     3.  Administration of the Plan.

         (a) Members of the Committee. The Plan shall be administered by the Committee appointed by the Board. The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of
     Section 162(m) of the Code and a "disinterested person" as defined in subsection (c)(2)(i) of Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board.

         (b) Authority of the, Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such members own willful misconduct or as expressly provided by statute.

     4. Eligibility. Restricted Stock may be granted to selected officers and key employees of the Company. In determining the persons to whom Restricted Stock shall be granted, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

     5. Stock Reserved for the Plan. The shares subject to the Plan shall consist of 500,000 shares of Common Stock, subject to adjustment pursuant to
Section 6(f) hereof, which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. If any outstanding Restricted

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Stock under the Plan for any reason expires or is canceled or otherwise terminated without having vested in full, the shares of Common Stock allocable to the unvested portion of such Restricted Stock shall (unless the Plan shall have been terminated) become available for subsequent grants of Restricted Stock under the Plan; provided that, in the case of forfeiture, cancellation, exchange or surrender of shares of Restricted Stock with respect to which dividends have been paid or accrued, the number of shares with respect to such Restricted Stock shall not be available for grants hereunder unless, in the case of shares with respect to which dividends were accrued but unpaid. such dividends are also forfeited. canceled, exchanged or surrendered.

     6. Terms and Conditions of Restricted Stock. Each Restricted Stock granted pursuant to the Plan shall be evidenced by a Restricted Stock Agreement and shall comply with and be subject to the following terms and conditions:

         (a) Issuance and Restrictions. The Committee shall determine the number of shares of Restricted Stock, granted pursuant to the Restricted Stock Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times under such circumstances in such installments, or otherwise as the Committee may determine. Such conditions may lapse in whole or in part based upon achievement of such Performance Goals for the Performance Period as have been set by the Committee.

         (b) Restrictions. Prior to vesting, shares of Restricted Stock may not be sold, assigned, transferred, pledged. hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined in Title 1 of the Employee Retirement Income Security Act of 1974, as amended. Certificates for shares of Stock issued pursuant to awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. Prior to vesting, such certificates shall be held in escrow by an escrow agent appointed by the Committee.

         (c) Forfeiture. Subject to such exceptions as may be determined by the Committee, if the Grantee's continuous employment with the Company shall terminate for any reason (other than by reason of death or disability) prior to vesting of the Restricted Stock, or to the extent any Performance Goals for the Performance Period are not met, any shares remaining subject to restrictions shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company at no cost to the Company: provided that, with respect to Grantees who are not Executive Officers. (i) the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (ii) the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock. Nothing in the Plan or in any Restricted Stock Agreement shall confer upon an individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate such employment.

         (d) Withholding. The Company may defer making payment or delivery of any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable with respect to Restricted Stock granted under the Plan. The Company is authorized to take any action as the Committee may deem advisable to enable the Company and Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award under the

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     Plan. This authority shall include authority to withhold or receive stock or other property and to make cash payments in respect thereof in satisfaction of the Grantee's tax obligations.

         (e) Death or Disability of Grantee. If a Grantee shall die while employed by the Company or if the Grantee's employment shall terminate by reason of disability, all Restricted Stock theretofore granted to such Grantee shall vest as of the date of death or disability of the Grantee.

         (f) Effect of Certain Changes.

             (i) If there is any change in the number or class of shares of Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number or class of shares of Stock available for Restricted Stock and the number or class of such outstanding Restricted Stock may be proportionately adjusted by the Committee in its sole discretion to reflect any such change in the number or class of issued shares of Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Company's shareholders, the Committee may equitably adjust outstanding Restricted Stock as it deems appropriate in its sole discretion.

             (ii) If while unvested Restricted Stock remains outstanding under the Plan--

                  (A) the "beneficial ownership" (as defined in Rule 13d-3)
             under the Exchange Act of securities representing more than 25% of the combined voting power of the Company is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or any person who is the beneficial owner of 25% of the combined voting power of the Company as of the effective date of the Plan), or

                  (B) the stockholders of the Company approve a definitive
             agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, or

                  (C) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholder of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).

     then from and after the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable, all Restricted Stock shall vest in full.

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             (iii) In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

             (iv) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

             (v) Except as expressly provided in the Plan, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to the Restricted Stock. The grant of Restricted Stock pursuant to the Plan shall not affect in any way the right or power of the company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

             (g) Rights as a Stockholder. Except to the extent restricted under the Restricted Stock Agreement, a Grantee shall have all of the rights of a stockholder including without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

             (h) Other Provisions. The Restricted Stock Agreements authorized under the Plan shall contain such other provisions not inconsistent with this Plan including, without limitation, the imposition of restrictions upon the transferability of Restricted Stock and conditions on vesting of Restricted Stock as the Committee shall deem advisable and such other provisions as the Committee, in its discretion, deems advisable including without limitation noncompetition and confidentiality provisions.

             (i) Special Provisions Regarding Certain Awards. Notwithstanding anything to the contrary contained in this Section 6 the vesting of Restricted Stock granted pursuant to the Plan to an Executive Officer shall be based on the attainment of the Performance Goals during the Performance Period. In no event shall the number of Restricted Stock granted for a Performance Period be made to a Covered Employee as of the end of such Performance Period exceed 50,000 shares of Stock. Unless otherwise determined by the Committee, in the case of Grantees who are Covered Employees as of the end of the Performance Period, unless otherwise determined by the Committee, shares of Restricted Stock shall be released from restrictions only after achievement of the applicable Performance Goals has been certified by the Committee.


     7. Term of Plan Restricted Stock may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     8. Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which

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requires stockholder approval under applicable law or in order for the Plan to continue to comply with Rule 16b-3 or Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights or obligations of any Grantee, without such Grantee's consent, with respect to any Restricted Stock theretofore granted under the Plan.

     9. Effective Date. The Plan shall become effective as of July 20, 1994, subject to the receipt of approval of the Plan by the stockholders of the Company entitled to vote thereon. Any grants of Restricted Stock make prior to stockholder approval described herein shall be subject to receipt of such approval. In the absence of such approval, such grants of Restricted Stock shall be null and void.

     10. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     11. Governing Law. This Plan and all rights hereunder shall be construed in accordance with the and governed by the laws of the State of Delaware.

     12. Interpretation. The Plan is designed and intended to comply with Rule 16b-3 and to the extent applicable with Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.

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